UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                 -----------------------------------------------

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 DATE OF REPORT
              (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 30, 1999

                           OCWEN FINANCIAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



     FLORIDA                          0-21341                    65-0039856
 (STATE OR OTHER                    (COMMISSION               (I.R.S. EMPLOYER
  JURISDICTION                      FILE NUMBER)             IDENTIFICATION NO.)
OF INCORPORATION)


                              THE FORUM, SUITE 1000
         1675 PALM BEACH LAKES BOULEVARD, WEST PALM BEACH, FLORIDA 33401
                (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)          (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (561) 682-8000



                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                                  PAGE 1 OF 73
                             EXHIBIT INDEX ON PAGE 8

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On September 30, 1999, Ocwen Financial Corporation (the "Company") sold all the shares of its wholly-owned UK subsidiary, Ocwen UK Limited, formerly known as Ocwen UK plc ("Ocwen UK"), to Malvern House Acquisition Limited in a transaction negotiated at arm's length for cash in an amount in pound sterling equivalent to $122.1 million. Joseph Dlutowski, an executive vice president of the Company who resigned upon completion of the transaction, is a director of Malvern House Acquisition Limited. Ocwen UK was formed to acquire substantially all of the assets, and certain of the liabilities of the United Kingdom operations of Cityscape Financial Corp., and commenced operations on April 24, 1998.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (a)    Not applicable.

  (b)    Pro Forma Financial Information.

         The following unaudited pro forma consolidated statement of financial condition as of June 30, 1999 and the unaudited pro forma consolidated statements of operations for the six months ended June 30, 1999 and the year ended December 31, 1998 have been prepared based upon available information and assumptions deemed appropriate to reflect the sale of Ocwen UK described in Item 2 above. The adjustments related to the pro forma statement of financial condition assume the transaction was consummated at June 30, 1999, while the adjustments to the pro forma consolidated statements of operations assume the transaction was consummated at the beginning of the period presented.

         These unaudited pro forma statements are not necessarily indicative of the results that actually would have occurred if the sale had been in effect as of and for the periods presented or what may be achieved in the future. Actual amounts may vary from the amounts shown in the pro forma statement of financial condition and statement of operations.

         The unaudited pro forma statement of financial condition and statement of operations should be read in conjunction with the Company's consolidated financial statements and notes thereto included in the Company's Quarterly Report on Form 10-Q for the three and six month periods ended June 30, 1999 and the Annual Report on Form 10-K for the year ended December 31, 1998.

                                  OCWEN FINANCIAL CORPORATION AND SUBSIDIARIES
                        UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
                                                  JUNE 30, 1999
                                             (DOLLARS IN THOUSANDS)
                                                                               Pro Forma
                                                                  Historical   Adjustments            Pro Forma
                                                                  ----------   -----------            ---------
Assets
Cash and amounts due from depository institutions..............   $  107,476   $   (10,027)  (a)     $  220,925
                                                                                   122,121   (b)
                                                                                     1,355   (c)
Interest earning deposits......................................       18,127            --               18,127
Federal funds sold.............................................       75,000            --               75,000
Securities available for sale, at fair value...................      733,271      (113,494)  (a)        619,777
Loans available for sale, at lower of cost or market...........      132,425       (78,154)  (a)         54,271
Investment in capital stock of Federal Home Loan Bank, at cost.       10,825            --               10,825
Loan portfolio, net............................................      133,678            --              133,678
Discount loan portfolio, net...................................    1,008,764            --            1,008,764
Investments in low-income housing tax credit interests.........      180,566            --              180,566
Investment in unconsolidated entities..........................       79,958            --               79,958
Real estate owned, net.........................................      183,162            --              183,162
Investment in real estate......................................       22,256            --               22,256
Premises and equipment, net....................................       43,805        (1,790)  (a)         42,015
Income taxes receivable........................................       36,627        11,599   (a)         36,832
                                                                                   (11,394)  (d)
Deferred tax asset.............................................       68,279         4,711   (a)         72,990
Excess of purchase price over net assets acquired..............       17,030            --               17,030
Principal, interest and dividends receivable...................       11,798          (394)  (a)         11,404
Escrow advances on loans.......................................      107,097            --              107,097
Other assets...................................................       42,123        (6,111)  (a)         36,012
                                                                  ----------   -----------           ----------
                                                                  $3,012,267   $   (81,578)          $2,930,689
                                                                  ==========   ===========           ==========
Liabilities and Stockholders' Equity

Liabilities:
   Deposits....................................................   $1,874,553   $       370   (a)     $1,874,923
   Securities sold under agreements to repurchase..............      133,741       (37,625)  (a)         96,116
   Obligations outstanding under lines of credit...............       94,039       (70,927)  (a)         23,112
   Notes, debentures and other interest bearing obligations....      279,236            --              279,236
   Accrued interest payable....................................       27,318          (190)  (a)         27,128
   Accrued expenses, payables and other liabilities............       41,928       (11,721)  (a)         30,207
                                                                  ----------   -----------           ----------
     Total liabilities.........................................    2,450,815      (120,093)           2,330,722
                                                                  ----------   -----------           ----------

Company-obligated, mandatory redeemable securities of
   subsidiary trust holding solely junior subordinated
   debentures of the Company...................................      125,000            --              125,000

Minority interest..............................................          465            --                  465

Stockholders' equity:
   Preferred stock, $.01 par value; 20,000,000 shares
     authorized; 0 shares issued and outstanding...............           --            --                   --
   Common stock, $.01 par value; 200,000,000 shares
      authorized; 60,601,156 shares issued and
      outstanding at June 30, 1999, and December 31, 1998......          608            --                  608
   Treasury stock, 205,300 shares at June 30, 1999.............       (1,832)           --               (1,832)
   Additional paid-in capital..................................      166,262            --              166,262
   Retained earnings...........................................      262,953        46,149   (d)        309,102
   Accumulated other comprehensive income, net of taxes:
     Net unrealized gain (loss) on securities
       available for sale......................................        9,947       (10,536)  (a)           (589)
     Net unrealized foreign currency translation (loss) gain...       (1,951)        2,902   (a)            951
                                                                  ----------   -----------           ----------
     Total stockholders' equity................................      435,987        38,515              474,502
                                                                  ----------   -----------           ----------
                                                                  $3,012,267   $   (81,578)          $2,930,689
                                                                  ==========   ===========           ==========

         The accompanying notes to unaudited pro forma consolidated financial statements are an integral part of this statement.

                                3

                                 OCWEN FINANCIAL CORPORATION AND SUBSIDIARIES
                           UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                           FOR THE SIX MONTHS ENDED
                                                 JUNE 30, 1999
                                            (DOLLARS IN THOUSANDS)
                                                                              Pro Forma
                                                              Historical     Adjustments         Pro Forma
                                                             ------------    -----------      ---------------
Interest income:
  Federal funds sold and repurchase agreements ............  $      5,454    $        --      $         5,454
  Securities available for sale ...........................        32,848        (10,242) (e)          22,606
  Loans available for sale ................................        19,144        (11,487) (e)           7,657
  Loans ...................................................        15,044             --               15,044
  Discount loans ..........................................        55,556             --               55,556
  Investment securities and other .........................         1,035           (484) (e)             551
                                                             ------------    -----------      ---------------
                                                                  129,081        (22,213)             106,868
                                                             ------------    -----------      ---------------
Interest expense:
  Deposits ................................................        50,387             --               50,387
  Securities sold under agreements to repurchase ..........         3,772         (1,111) (e)           2,661
  Obligations outstanding under lines of credit ...........         9,017         (5,589) (e)           3,428
  Notes, debentures and other interest bearing obligations.        13,460            (82) (e)          13,378
                                                             ------------    -----------      ---------------
                                                                   76,636         (6,782)              69,854
                                                             ------------    -----------      ---------------
  Net interest income before provision for loan losses ....        52,445        (15,431)              37,014
  Provision for loan losses ...............................         4,362             --                4,362
                                                             ------------    -----------      ---------------
  Net interest income after provision for loan losses .....        48,083        (15,431)              32,652
                                                             ------------    -----------      ---------------

Non-interest income:
  Servicing fees and other charges ........................        37,180         (6,095) (e)          31,085
  Gain on interest-earning assets, net ....................        14,275         (9,675) (e)           4,600
  Gain on real estate owned, net ..........................         3,306             --                3,306
  Other income ............................................        15,625         (8,855) (e)           6,770
                                                             ------------    -----------      ---------------
                                                                   70,386        (24,625)              45,761
                                                             ------------    -----------      ---------------
Non-interest expense:
  Compensation and employee benefits ......................        51,540         (9,449) (e)          41,717
                                                                                    (374) (f)
  Occupancy and equipment .................................        19,369         (4,109) (e)          15,260
  Loan expenses ...........................................         6,780         (2,243) (e)           4,537
  Net operating loss on investments in real estate and
    certain low-income housing tax credit interests .......         3,221             --                3,221
  Amortization of excess of purchase price
    over net assets acquired ..............................           487             --                  487
  Other operating expenses ................................        18,511         (3,277) (e)          12,702
                                                                                  (2,532) (f)
                                                             ------------    -----------      ---------------
                                                                   99,908        (21,984)              77,924
                                                             ------------    -----------      ---------------
Distributions on Company-obligated, mandatory redeemable
  securities of subsidiary trust holding solely junior
  subordinated debentures .................................         6,797             --                6,797
Equity in losses of investments in unconsolidated entities.        (4,713)            --               (4,713)
                                                             ------------    -----------      ---------------
  Income (loss) before income taxes .......................         7,051        (18,072)             (11,021)
Income tax (expense) benefit ..............................        (1,396)         7,342  (e)           5,371
                                                                                    (575) (g)
Minority interest in net loss of consolidated subsidiary...           128             --                  128
                                                             ------------    -----------      ---------------
  Net income (loss) .......................................  $      5,783    $   (11,305)     $        (5,522)
                                                             ============    ===========      ===============
     Income (loss) per share:
       Basic ..............................................  $       0.10                     $         (0.09)
                                                             ============                     ===============
       Diluted ............................................  $       0.10                     $         (0.09)
                                                             ============                     ===============

     Weighted average common shares outstanding:
       Basic ..............................................    60,765,485                          60,765,485
                                                             ============                     ===============
       Diluted ............................................    60,807,036                          60,765,485
                                                             ============                     ===============

     The accompanying notes to unaudited pro forma consolidated financial statements are an integral part of this statement.

                                        4

                                 OCWEN FINANCIAL CORPORATION AND SUBSIDIARIES
                           UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                     FOR THE YEAR ENDED DECEMBER 31, 1998
                                            (DOLLARS IN THOUSANDS)
                                                                              Pro Forma
                                                              Historical      Adjustments        Pro Forma
                                                             ------------    -------------      ------------
Interest income:
  Federal funds sold and repurchase agreements ............  $      7,930    $          --      $      7,930
  Securities available for sale ...........................        40,705           (6,018) (e)       34,687
  Loans available for sale ................................        56,791          (17,378) (e)       39,413
  Loans ...................................................        38,609               --            38,609
  Discount loans ..........................................       160,847               --           160,847
  Investment securities and other .........................         2,812           (1,134) (e)        1,678
                                                             ------------    -------------      ------------
                                                                  307,694          (24,530)          283,164
                                                             ------------    -------------      ------------
Interest expense:
  Deposits ................................................       116,584               --           116,584
  Securities sold under agreements to repurchase ..........         6,514             (475) (e)        6,039
  Advances from the Federal Home Loan Bank ................           120               --               120
  Obligations outstanding under lines of credit ...........        34,587          (11,830) (e)       22,757
  Notes, debentures and other interest bearing obligations.        27,088             (177) (e)       26,911
                                                             ------------    -------------      ------------
                                                                  184,893          (12,482)          172,411
                                                             ------------    -------------      ------------
  Net interest income before provision for loan losses ....       122,801          (12,048)          110,753
  Provision for loan losse.................................        18,509               --            18,509
                                                             ------------    -------------      ------------
  Net interest income after provision for loan losses .....       104,292          (12,048)           92,244
                                                             ------------    -------------      ------------

Non-interest income:
  Servicing fees and other charges ........................        59,180           (8,359) (e)       50,821
  Loss on interest-earning assets, net ....................        (1,594)         (26,331) (e)      (27,925)
  Gain on real estate owned, net ..........................        14,033               --            14,033
  Other income ............................................        39,696          (13,469) (e)       26,227
                                                             ------------    -------------      ------------
                                                                  111,315          (48,159)           63,156
                                                             ------------    -------------      ------------
Non-interest expense:
  Compensation and employee benefits ......................       115,556          (12,355) (e)      102,942
                                                                                      (259) (f)
  Occupancy and equipment .................................        34,878           (5,634) (e)       29,244
  Loan expenses ...........................................        25,193          (15,179) (e)       10,014

  Net operating loss on investments in real estate and
    certain low-income housing tax credit interests .......         6,753               --             6,753
  Amortization of excess of purchase price over net
    assets acquired .......................................        11,614               --            11,614
  Other operating expenses ................................        32,400           (8,109) (e)       23,942
                                                                                      (349) (f)
                                                             ------------    -------------      ------------
                                                                  226,394          (41,885)          184,509
                                                             ------------    -------------      ------------
Distributions on Company-obligated, mandatory redeemable
  securities of subsidiary trust holding solely junior
  subordinated debentures .................................        13,594               --            13,594
Equity in (losses)  earnings of investments in
  unconsolidated entities .................................        (7,985)              --            (7,985)
                                                             ------------    -------------      ------------
  Loss before income taxes ................................       (32,366)         (18,322)          (50,688)
Income tax benefit (expense) ..............................        30,699            6,625  (e)       37,202
                                                                                     (122)  (g)
Minority interest in net loss (income) of consolidated
  subsidiary ..............................................           467               --               467
                                                             ------------    -------------      ------------
  Net loss ................................................  $     (1,200)   $     (11,819)     $    (13,019)
                                                             ============    =============      ============

Loss per share:
  Basic ...................................................  $      (0.02)                      $      (0.21)
                                                             ============                       ============
  Diluted .................................................  $      (0.02)                      $      (0.21)
                                                             ============                       ============

Weighted average common shares outstanding:
  Basic ...................................................    60,736,950                         60,736,950
                                                             ============                       ============
  Diluted .................................................    60,736,950                         60,736,950
                                                             ============                       ============

         The accompanying notes to unaudited pro forma consolidated financial statements are an integral part of this statement.

                                        5

                  OCWEN FINANCIAL CORPORATION AND SUBSIDIARIES
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS



Details of the Pro Forma Adjustments:

(a) To record the exclusion of Ocwen UK in connection with its assumed sale at June 30, 1999.

(b)      To record receipt of cash proceeds from the sale of Ocwen UK.

(c)      To  record   receipt  of  cash  from  the  repayment  of   intercompany
         receivables due from Ocwen UK.

(d) To record the adjustment to income taxes receivable and retained earnings to reflect the estimated gain on sale of Ocwen UK at June 30, 1999, net of income taxes calculated at the Company's estimated annual effective tax rate. The gain is not presented in the unaudited pro forma statements of operations because of its non-recurring nature.

(e) To record the exclusion of Ocwen UK to reflect its assumed sale at the beginning of the period (Ocwen UK began its operations on April 24,1998).

(f) To reflect reductions in compensation and other operating expenses for amounts incurred by the Company on behalf of Ocwen UK.

(g) To reflect the tax effect of the pro forma adjustments per (e) above calculated at the Company's estimated annual effective tax rate.




(c)      Exhibits.

         The following exhibits are filed as part of this report:

         2.1 Purchase and Sale Agreement dated September 30, 1999 between the Registrant and Malvern House Acquisition Limited.

         2.2 Tax Deed dated October 1, 1999 between the Registrant and Malvern House Acquisition Limited.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                   OCWEN FINANCIAL CORPORATION
                                   (Registrant)


                                    By: /s/ ROBERT J. LEIST, JR.
                                    -------------------------------------------
                                            Robert J. Leist, Jr.
                                    Vice President and Chief Accounting Officer


Date:  October 15, 1999

                                INDEX TO EXHIBIT

Exhibit No.   Description                                             Page
-----------   -----------                                             ----

    2.1       Purchase and Sale Agreement dated September 30,        9 - 60
              1999 between the Registrant and Malvern House
              Acquisition Limited.

    2.2       Tax Deed dated October 1, 1999 between the            61 - 73
              Registrant and Malvern House Acquisition Limited.